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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):
                                            December 5, 1997 (November 20,1997)
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                             RANCON REALTY FUND III,
                        A CALIFORNIA LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


         California               0-13157                  33-0023868
        (State or other       (Commission                 (IRS Employer
        jurisdiction of        File Number)               I.D. Number)
        incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
                    (Address of principal executive offices)

Registrant's Telephone number, including area code:      (650) 343-9300
                                                         --------------





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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On November 20, 1997, Rancon Realty Fund III, a California Limited Partnership ("the Partnership"), sold its sole real estate asset approximately 8.79 acres of San Bernardino land to an unrelated party for $1,060,000. The sale proceeds were used to pay settlement and other closing costs with the remaining net proceeds of $943,000 added to the Partnership's cash reserves. Upon settlement of all liabilities and distribution of its remaining assets, the Partnership will be dissolved. The Partnership plans to distribute approximately $3,585,000 before December 31, 1997.

The Partnership will file Form 15, Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934, when the dissolution of the Partnership occurs.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      RANCON REALTY FUND III,
                                      A CALIFORNIA LIMITED PARTNERSHIP
                                      (Registrant)




Date:  December 5, 1997      By:      /s/ Daniel Stephenson
                                      Daniel L. Stephenson
                                      General Partner and Director, President,
                                      Chief Executive Officer and Chief
                                      Financial Officer ofRancon Financial
                                      Corporation, General Partner of
                                      Rancon Realty Fund III, a California
                                      Limited Partnership